SUMMARY PROSPECTUS

Rainier International Discovery Fund – RISAX

Class A Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.rainierfunds.com/LiteratureAndForms/pages/LitandFormsInd.aspx. You may also obtain this information at no cost by calling (800) 248-6314. The Fund’s Prospectus and Statement of Additional Information, both dated November 30, 2012, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Rainier International Discovery Fund (the “International Discovery Fund” or “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Rainier Funds. More information about these and other discounts is available from your financial professional and in the section titled “Purchasing Shares” on page 15 of the Prospectus and “Additional Purchase and Redemption Information” on page B-37 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load)	None	*
Maximum Sales Charge (Load) on Reinvested Dividends	None
Redemption or Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	1.12%

Total Annual Fund Operating Expenses	2.37%
Fee Reduction and/or Expense Reimbursement	-0.87%

Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement(2)	1.50%

*If no initial sales charge was assessed in certain circumstances, such as on a purchase of $1 million or more, a contingent deferred sales charge of 1.00% of the lesser of the initial offering price of the shares redeemed or the amount redeemed within one year of purchase may be assessed.

(1) Other Expenses are based on estimated amounts for the current fiscal year and include 0.31% for organizational costs which cover various one-time costs related to starting up the Fund.

(2)The Investment Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, sales charges, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund’s Class A Shares to 1.50% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least July 31, 2014. This Expense Cap may not be changed or discontinued during the period without prior approval of the Board of Trustees. The agreement may be terminated at any time by the Board of Trustees upon written notice to the Investment Adviser and will terminate if the Management Agreement is terminated.

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation in the first year). Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$719	$1,133

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period from March 28, 2012 through March 31, 2012, the Fund’s turnover rate was 0.23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions the Fund will invest primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries and emerging market countries and that have strong earnings prospects relative to their peers and attractive overall business fundamentals. The portfolio manager selects stocks of companies he believes will

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increase in value over time and makes investment decisions based primarily on an analysis of individual companies, rather than on broad economic forecasts. The portfolio manager believes that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. In normal market conditions, the Fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

The Investment Adviser refers to its stock selection philosophy as Growth at a Reasonable Price (“GARP”). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. In pursuing its investment objective, the Fund may invest in equity securities, including common stock and preferred stock, and securities convertible into common stock, including warrants, convertible bonds, and rights. In addition, the Fund may also invest in the initial public offerings (“IPOs”) of small-cap companies, real estate investment trusts (“REITs”) and similar types of investments outside of the U.S., and in certain derivatives including futures, options, forward contracts and participatory notes. Participatory notes allow investors, such as the Fund, to invest indirectly in foreign securities without registering in those foreign markets where the country requires registration to make any direct investment in securities. The Fund will generally not invest more than 25% of its net assets in participatory notes at the time of purchase.

The Fund will invest primarily in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), U.S. dollar-denominated foreign securities and direct foreign securities (purchased on foreign exchanges). An IDR is a negotiable, bank-issued certificate representing ownership of stock securities by an investor outside the country of origin. An IDR is the non-U.S. equivalent of an ADR. The Fund is not required to invest a specified portion of its net assets in any particular geographic region or any particular industry or sector, but will typically invest in at least three foreign countries at any time. The Fund will generally not invest more than 50% of its net assets in issuers located in emerging markets.

The Fund is diversified and will generally hold between 60 and 120 securities and seeks to invest in securities that are selling at reasonable valuations. The Fund may sell a security, if it achieves the valuation target, or the underlying fundamentals deteriorate as compared to the portfolio manager’s expectations, or when it is replaced with a more attractive security.

In addition, up to 10% of the Fund’s net assets may be held in cash or cash equivalents at the Investment Adviser’s discretion.

PRINCIPAL INVESTMENT RISKS

Because the Fund invests in securities that normally experience daily price changes, there is the risk that an investor could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following risks could affect the value of your investment:

•

Foreign Securities and Emerging Markets Risks – Investing in foreign securities and securities of companies located in emerging market countries involve additional risks as compared to investing in U.S. securities, including risks related to currency-exchange rate fluctuations, political and economic instability, differences in financial reporting, accounting, auditing and legal standards, nationalization, expropriation or confiscatory taxation, less-strict regulation of securities markets, less liquidity, more volatility, higher transaction costs, and delays in settling securities transactions. Investing in securities of companies located in emerging market countries involves even greater risk and volatility than investing in more developed foreign markets because of, among other things, smaller securities markets, higher transaction costs, and fixed or managed currencies.

•

Growth Stock Risk – Growth stocks may fall out of favor with investors. Because growth stocks can have relatively high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

•

IPO Risk – IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, investment in IPO shares could have a magnified impact on the performance of the Fund.

•

Market Risk – The securities markets could decline or companies represented in the Fund may weaken or otherwise not meet market expectations. The securities markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.

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•

Management Risk – Like all managed funds, there is risk that the Investment Adviser’s strategy for managing the Fund may not achieve the desired results or may be less effective than other strategies in a particular market environment.

•

Government Sponsored Entities Risk – Securities issued or guaranteed by government-sponsored entities may not be guaranteed or insured by the United States Government, and may only be supported by the credit of the issuing agency.

•	New Fund Risk – There can be no guarantee that the Fund will grow to or maintain an economically viable size.

•

Participatory Notes Risk – Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the participatory notes will not fulfill its contractual obligation to complete the transaction with the Fund.

•

Real Estate Securities Risk – The value of a REIT and similar U.S. and foreign investments can be negatively affected by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the entity.

•

Small-Cap Company Risk – Investments in securities of small-cap companies involve greater risk of loss than investing in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently and at a lower volume than more widely held securities. The prices of small-cap companies’ stock tend to fluctuate in value more than other stocks.

•

Derivatives Risk – The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions. The use of derivatives may also involve the risk that a counterparty to a derivative contract will fail to comply with the terms of the contract which could cause the Fund to lose its investment in the derivative instrument.

PERFORMANCE

Because the Fund does not have a full calendar year of performance to compare against a broad measure of market performance, performance information is not provided here. Performance information will be available after the Fund has been in operation for one calendar year. At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.

INVESTMENT ADVISER

Rainier Investment Management, Inc.

PORTFOLIO MANAGER

The Fund is managed by:

Name	Title	Managed the Fund Since
Henrik Strabo	Portfolio Manager	Inception (2012)

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for regular session trading by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 for overnight service), by telephone at 1-800-248-6314 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment in the Fund is $2,500. Additional investments may be made at any time with $250 or more.

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred accounts may be taxed later upon withdrawal from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, intermediary or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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RAINIER FUNDS    November 30, 2012

Summary Prospectus

Rainier International Discovery Fund – RISAX

Class A Shares

RA-RISAX